ESCROW AGREEMENT

BETWEEN:

CONEXEU SCIENCES INC., a corporation incorporated under the laws of British Columbia, with a registered office at Suite 2700, 1133 Melville Street, Vancouver, BC, V6E 4E5

("Conexeu")

AND:

THE UNIVERSITY OF BRITISH COLUMBIA, a corporation continued under the University Act of British Columbia with offices at #103-6190 Agronomy Road, Vancouver, BC, V6T 1Z3

("UBC")

AND:

GAVIN MANNING, an individual associated with Oyen Wiggs Green &Mutala LLP having offices at 480-601 West Cordova Street, Vancouver, BC, V6B 1G1

("UBC")

WHEREAS:

A. Conexeu and UBC have entered into a Patent Assignment Agreement dated November _20___, 2023 (the "Assignment Agreement") pursuant to which UBC has agreed to assign to Conexeu certain Patents (as defined in the Assignment Agreement) on terms that require Conexeu:

i) to pay to UBC the sum of $50,000 as reimbursement for certain external costs incurred by UBC (the "$50,000 Payment"); and

ii) to enter into a loan agreement (the "Loan Agreement") under which Conexeu will repay to UBC, UBC's external costs incurred as of the Closing Date (which costs, as of the date of UBC's execution of the Assignment Agreement, and after deduction of the $50,000 to be repaid to UBC under Article 3.1 of the Assignment Agreement, are estimated to be $136,538.99 plus interest (the "Loan Amount") on terms set out in the Loan Agreement;

B. As part of the security to be provided by Conexeu to UBC for the repayment of the Loan

Amount, Conexeu has agreed to execute a re-assignment of the Patents to UBC (the "Patent Reassignment Agreement") and this Escrow Agreement, under which the Patent Reassignment Agreement will be held in escrow.

C. Capitalized terms not defined in this Escrow Agreement will have the meaning ascribed to such terms in the Assignment Agreement.

NOW THEREFORE:

1. UBC and Conexeu agree that Gavin Manning of Oyen Wiggs Green & Mutala LLP will act as the escrow agent and will hold the Patent Reassignment Agreement, as executed by Conexeu as the ASSIGNOR and UBC as the ASSIGNEE, which assigns all rights in Australian Patent 2016-214910; Canadian Patent Application 2,974,209; European Patent 3253417 with validations in: BE, CH, DE, ES, FR, GB, IE, IT, and NL; Japanese Patent: 6937696; and United States Patent No.: 10,865,811; as well as any Letters Patent and validations that may issue thereon, including any continuations, divisionals, or re-issues thereof from Conexeu to UBC (the "Patent Reassignment Agreement"), and will only release said Patent Reassignment Agreement in accordance with the terms hereof.

2. Upon the earlier of November _20___, 2027 (being the date that is 48 months following the effective date of the Assignment Agreement), or written notice by UBC to Gavin Manning that both:

a) the $50,000 Payment has been received by UBC; and

b) full repayment of the Loan Amount has been received by UBC;

then Gavin Manning will destroy the Patent Reassignment Agreement held in escrow by Gavin Manning pursuant to the terms hereof.

3. Upon written notice by UBC to Gavin Manning, that either:

a) the $50,000 Payment was not received by UBC; or

b) that there has been a default by Conexeu in repayment of the Loan Amount to UBC under the Loan Agreement;

then Gavin Manning will release the Patent Reassignment Agreement to UBC for filing in the relevant patent offices to effect a reassignment of the Patents from Conexeu to UBC.

4. Gavin  Manning may transfer his responsibilities as escrow agent hereunder to another patent lawyer at Oyen Wiggs Green & Mutala LLP, at his sole discretion, upon delivery of written notice to UBC and Conexeu. If Gavin Manning dies or is incapacitated then UBC may appoint another patent lawyer of Oyen Wiggs Green & Mutala LLP to take on his responsibilities as escrow agent hereunder, upon delivery of written notice to Conexeu.

[Signature page follows]

AGREED AND ACKNOWLEDGED BY THE PARTIES effective as of __________November 20___, 2023:

SIGNED FOR AND ON BEHALF of

THE UNIVERSITY OF BRITISH COLUMBIA
by its authorized signatory:

/s/ Brett Sharp
Authorized Signatory

Brett Sharp Associate Director UBC UILO
Please print Name and Title of Signatory

SIGNED FOR AND ON BEHALF of
Conexeu Sciences Inc.
by its authorized signatory:

/s/ Ryan Hartwell
Authorized Signatory

Ryan Hartwell, Director
Please print Name and Title of Signatory

SIGNED, SEALED AND DELIVERED by	)
Gavin Manning in the presence of:	)
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	)	/s/ Gavin Manning
Witness Signature	)	Gavin Manning
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